                                                                   EXHIBIT 24(a)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Keiser and Edward W. Moneypenny, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and his agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with Oryx Energy Company, in its capacity as managing general partner of SUN ENERGY PARTNERS, L.P., to sign the Annual Report of Sun Energy Partners, L.P. for the fiscal year ended December 31, 1996 on Form 10-K pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any or all amendments to the Annual Report and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                /s/ ROBERT L. KEISER                   Chairman of the Board, Chief      March 6, 1997
-----------------------------------------------------    Executive Officer, President,
                  Robert L. Keiser                       and Director (principal
                                                         executive officer)

                  /s/ JERRY W. BOX                     Executive Vice President, Chief   March 6, 1997
-----------------------------------------------------    Operating Officer, and
                    Jerry W. Box                         Director

              /s/ EDWARD W. MONEYPENNY                 Executive Vice President,         March 6, 1997
-----------------------------------------------------    Finance, Chief Financial
                Edward W. Moneypenny                     Officer and Director
                                                         (principal financial officer)

               /s/ ROBERT L. THOMPSON                  Comptroller and Corporate         March 6, 1997
-----------------------------------------------------    Planning Director (principal
                 Robert L. Thompson                      accounting officer)

               /s/ WILLIAM E. BRADFORD                 Director                          March 6, 1997
-----------------------------------------------------
                 William E. Bradford

                 /s/ SYLVIA A. EARLE                   Director                          March 6, 1997
-----------------------------------------------------
                   Sylvia A. Earle

            /s/ DAVID C. GENEVER-WATLING               Director                          March 6, 1997
-----------------------------------------------------
              David C. Genever-Watling

                 /s/ ROBERT B. GILL                    Director                          March 6, 1997
-----------------------------------------------------
                   Robert B. Gill

             /s/ DAVID S. HOLLINGSWORTH                Director                          March 6, 1997
-----------------------------------------------------
               David S. Hollingsworth

             /s/ CHARLES H. PISTOR, JR.                Director                          March 6, 1997
-----------------------------------------------------
               Charles H. Pistor, Jr.

                 /s/ PAUL R. SEEGERS                   Director                          March 6, 1997
-----------------------------------------------------
                   Paul R. Seegers

              /s/ IAN L. WHITE-THOMSON                 Director                          March 6, 1997
-----------------------------------------------------
                Ian L. White-Thomson